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                            AIM ADVISOR FUNDS, INC.

                        Supplement dated March 15, 1999
                     to the Prospectus dated March 3, 1998
               as supplemented July 1, 1998 and January 21, 1999


The Board of Directors of AIM Advisor Funds, Inc. unanimously approved, on March 12, 1999, a Plan of Reorganization ("Plan") pursuant to which AIM MultiFlex Fund ("MultiFlex Fund"), a series of AIM Advisor Funds, Inc., would transfer substantially all of its assets to AIM Flex Fund ("Flex Fund"), another series of AIM Advisor Funds, Inc. As a result of the transaction, shareholders of MultiFlex Fund would receive shares of Flex Fund in exchange for their shares of MultiFlex Fund, and MultiFlex Fund would cease operations. Flex Fund and MultiFlex Fund have the same investment objective. The investment objective of each Fund is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax consequences.

The Plan requires the approval of MultiFlex Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in June 1999. If the Plan is approved by shareholders of MultiFlex Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

The following information replaces the foreign investments limitation currently in place for AIM Advisor Real Estate Fund appearing under the heading "INVESTMENT PROGRAMS--REAL ESTATE FUND" on page 15 of the Prospectus:

           "Up to 25% of the Real Estate Fund's total assets may be invested directly in foreign securities and unsponsored ADRs. The Fund may also invest in sponsored ADRs."



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                            AIM ADVISOR FUNDS, INC.

                        Supplement dated March 15, 1999
                        to the Statement of Additional
                        Information dated March 3, 1998
                        as supplemented October 1, 1998


The following information replaces the foreign investments limitation currently in place for AIM Advisor Real Estate Fund appearing under the heading "INVESTMENT RESTRICTIONS" on page 9 of the Statement of Additional Information:

           "AIM Advisor Real Estate Fund may not invest more than 25% of the value of its total assets directly in foreign securities, including unsponsored ADRs."